Exhibit 99.2
1 Merit Medical Investor Call October 26, 2023 Third Quarter 2023 Results Fred Lampropoulos Chairman and CEO Raul Parra CFO

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation and any accompanying management commentary include “forward-looking statements,” as defined within applicable securities laws and regulations. All statements in this presentation, other than statements of historical fact, are “forward-looking statements”, including, without limitation, statements regarding Merit’s forecasted plans, revenues, net sales, net income (GAAP and non-GAAP), operating income and margin (GAAP and non-GAAP), gross profit and margin (GAAP and non-GAAP), earnings per share (GAAP and non-GAAP), and other financial measures, future growth and profit expectations or forecasted economic conditions, or the implementation of, and results which may be achieved through, Merit’s Foundations for Growth Program or other expense reduction initiatives, or the development or commercialization of new products, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to risks and uncertainties such as those described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) and other filings with the SEC. Such risks and uncertainties include inherent risks and uncertainties associated with Merit’s integration of products acquired from AngioDynamics, Inc. (“AngioDynamics”) and Bluegrass Vascular Technologies, Inc. (“BVT”) and its ability to achieve anticipated financial results, product development and other anticipated benefits of the AngioDynamics and BVT acquisitions; uncertainties as to whether Merit will achieve sales, gross and operating margins, net income and earnings per share performance consistent with its forecasts associated with those acquisitions; disruptions in Merit’s supply chain, manufacturing or sterilization processes; reduced availability of, and price increases associated with, commodity components and other raw materials; adverse changes in freight, shipping and transportation expenses; negative changes in economic and industry conditions in the United States or other countries, including inflation; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology developed internally or acquired through completed, proposed or future transactions; risks associated with Merit’s ongoing or prospective manufacturing transfers and facility consolidations; fluctuations in interest or foreign currency exchange rates; risks and uncertainties associated with Merit’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; consequences associated with a Corporate Integrity Agreement executed between Merit and the U.S. Office of Inspector General; difficulties, delays and expenditures relating to development, testing and regulatory approval or clearance of Merit’s products, including the pursuit of approvals under the E.U. Medical Device Regulation (“MDR”), and risks that such products may not be developed successfully or approved for commercial use; litigation and other judicial proceedings affecting Merit; the potential of fines, penalties or other adverse consequences if Merit’s employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; product recalls and product liability claims; changes in customer purchasing patterns or the mix of products Merit sells; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations, including reforms to the procedures for approval or clearance of Merit’s products by the U.S. Food & Drug Administration or comparable regulatory authorities in other jurisdictions; changes in tax laws and regulations in the United States or other jurisdictions; termination of relationships with Merit’s suppliers, or failure of such suppliers to perform; concentration of a substantial portion of Merit’s revenues among a few products and procedures; development of new products and technology that could render Merit’s existing or future products obsolete; market acceptance of new products; dependance on distributors to commercialize Merit’s products in various jurisdictions outside the United States; volatility in the market price of Merit’s common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; failure to introduce products in a timely fashion; price and product competition; fluctuations in and obsolescence of inventory; and other factors referenced in the 2022 Annual Report and other materials filed with the SEC. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Those estimates and all other forward-looking statements included in this document are made only as of the date of this document, and except as otherwise required by applicable law, Merit assumes no obligation to update or disclose revisions to estimates and all other forward-looking statements. 2

3 NON-GAAP FINANCIAL MEASURES Although Merit’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Merit’s management believes that certain non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of Merit’s ongoing operations and can be useful for period-over-period comparisons of such operations. Certain financial measures included in this presentation, or which may be referenced in management’s discussion of Merit’s historical and future operations and financial results, have not been calculated in accordance with GAAP, and, therefore, are referenced as non-GAAP financial measures. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Additionally, non-GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges readers to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. Please refer to “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. TRADEMARKS Unless noted otherwise, trademarks and registered trademarks used in this release are the property of Merit Medical Systems, Inc., its subsidiaries, or its licensors. 3

4 Q3 2023 Q3 2022 % Change YTD 2023 YTD 2022 % Change Revenue $315.2M $287.2M 9.8% $932.9M $857.6M 8.8% Gross Margin 45.1% 44.8% 0.8% 46.5% 44.8% 3.6% 11.1% 6.5% 71.6% 9.7% 6.7% 45.3% Operating Margin Net Income $25.8M $15.3M 69.2% $66.8M $41.1M 62.4% $0.44 $0.27 66.9% $1.14 $0.71 60.3% Earnings per Share Financial Summary: GAAP 4 Note: Amounts in this presentation are rounded while percentages are calculated from the underlying amounts. In thousands, except per share amounts and percentages

5 Q3 2023 Q3 2022 % Change YTD 2023 YTD 2022 % Change $307.7M $287.2M 7.1% $931.8M $857.6M 8.7% Revenue (constant currency, organic) † Gross Margin 49.8% 48.4% 2.9% 50.4% 48.5% 4.0% Operating Margin 18.3% 16.1% 13.9% 18.1% 16.7% 8.9% Net Income $43.5M $37.0M 17.6% $128.7M $109.7M 17.3% $0.75 $0.64 16.0% $2.21 $1.91 15.7% Earnings per Share Financial Summary: Non-GAAP* 5 Note: Amounts in this presentation are rounded while percentages are calculated from the underlying amounts. * See "Notes to Non-GAAP Financial Measures" below for additional information regarding non-GAAP measures used in this presentation. † A non-GAAP financial measure, representing constant currency revenue, organic. In thousands, except per share amounts and percentages

6 Revenue Breakdown – Q3 Region Q3 2023 Q3 2022 $ Change % Change CC % Change* U.S. $187,505 $164,571 $22,934 13.9% 14.3% APAC 59,831 60,175 (344) -0.6% 3.2% EMEA 55,206 52,060 3,146 6.0% 1.1% Rest of World 12,688 10,369 2,319 22.4% 17.8% Total International 127,725 122,604 5,121 4.2% 3.5% Total $315,230 $287,175 $28,055 9.8% 9.7% 6 * A non-GAAP financial measure, representing revenue growth on a constant currency (“CC”) basis. See "Notes to Non-GAAP Financial Measures" below for additional information regarding non-GAAP measures used in this presentation. In thousands, except percentages

7 Revenue Breakdown – YTD Region YTD 2023 YTD 2022 $ Change % Change CC % Change* U.S. $538,447 $482,237 $56,210 11.7% 11.3% APAC 186,081 182,656 3,425 1.9% 7.1% EMEA 172,882 160,743 12,139 7.6% 7.4% Rest of World 35,441 31,930 3,511 11.0% 9.7% Total International 394,404 375,329 19,075 5.1% 7.4% Total $932,851 $857,566 $75,285 8.8% 9.6% 7 * A non-GAAP financial measure, representing revenue growth on a constant currency (“CC”) basis. See "Notes to Non-GAAP Financial Measures" below for additional information regarding non-GAAP measures used in this presentation. In thousands, except percentages

8 Financial Metrics Metric Q3 2023 Q3 2022 YTD 2023 YTD 2022 Depreciation & Amortization $24.0M $20.4M $66.4M $61.3M Stock Comp (performance-based) 2.4M 1.4M 6.1M 4.4M Stock Comp (not performance-based) 3.4M 3.2M 9.2M 9.3M Operating Cash Flow 51.1M 35.5M 82.9M 86.3M Capital Expenditures-Property and Equipment 8.6M 15.8M 27.2M 32.5M 8

Updated 2023 Financial Guidance

	Prior Year (*As Reported*)	Updated Guidance		Prior Guidance[(1)]	
Financial Measure	**Year Ended December 31, 2022**	**Year Ending December 31, 2023**	**% Change Y/Y**	**Year Ending December 31, 2023**	**% Change Y/Y**
Net Sales	**$1.151 billion**	**$1.242 - $1.251 billion**	**8% - 9%**	**$1.230 - $1.244 billion**	**7% - 8%**
Cardiovascular Segment	$1.118 billion	$1.205 - $1.214 billion	8% - 9%	$1.193 - $1.207 billion	7% - 8%
Endoscopy Segment	$32.8 million	$36.9 - $37.0 million	13%	$36.8 - $37.0 million	12% - 13%
GAAP					
Net Income	$74.5 million	$89 - $92 million		$76 - $81 million	
Earnings Per Share	$1.29	$1.52 - $1.58		$1.30 - $1.39	
Non-GAAP					
Net Income	$155.8 million	$171 - $174 million		$164 - $170 million	
Earnings Per Share	$2.70	$2.93 - $2.99		$2.81 - $2.92	

	Updated Guidance	
	Low	**High**
2023 Net Sales Guidance - % Change from Prior Year (GAAP)	7.9%	8.7%
Estimated impact of foreign currency exchange rate fluctuations	-0.5%	-0.4%
2023 Net Sales Guidance - % Change from Prior Year (Constant Currency)	8.4%	9.1%

(1) "Prior Guidance" refers to Merit's full-year 2023 financial guidance on a stand-alone basis originally issued on February 22, 2023 and as subsequently supplemented on April 26, 2023, June 8, 2023 and July 25, 2023, primarily to (i) reflect the forecasted financial impacts of the acquisition of the dialysis catheter portfolio and BioSentry® Biopsy Tract Sealant System from AngioDynamics, Inc. ("AngioDynamics") and the acquisition of the Surfacer® Inside-Out® Access Catheter System from Bluegrass Vascular Technologies, Inc. ("BVT") from their respective acquisition closing dates through December 31, 2023 and (ii) adjust for Merit's quarterly financial results.

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10 Appendix

11 Notes to Non-GAAP Financial Measures For additional details, please see the accompanying press release and forward-looking statement disclosure. These presentation materials and associated commentary from Merit’s management, as well as the press release issued today, use non-GAAP financial measures, including: • constant currency revenue; • constant currency revenue, organic; • non-GAAP gross profit and margin; • non-GAAP operating income and margin; • non-GAAP net income; • non-GAAP earnings per share; and • free cash flow. Merit’s management team uses these non-GAAP financial measures to evaluate Merit’s profitability and efficiency, to compare operating and financial results to prior periods, to evaluate changes in the results of its operating segments, and to measure and allocate financial resources internally. However, Merit’s management does not consider such non-GAAP measures in isolation or as an alternative to measures determined in accordance with GAAP. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit’s net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Merit believes it is useful to exclude such items in the calculation of non-GAAP gross profit and margin, non-GAAP operating income and margin, non-GAAP net income, and non-GAAP earnings per share (in each case, as further illustrated in the reconciliation tables below) because such amounts in any specific period may not directly correlate to the underlying performance of Merit’s business operations and can vary significantly between periods as a result of factors such as acquisition or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, severance expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, corporate transformation expenses, governmental proceedings or changes in tax or industry regulations, gains or losses on disposal of certain assets, and debt issuance costs. Merit may incur similar types of expenses in the future, and the non-GAAP financial information included in this presentation should not be viewed as a statement or indication that these types of expenses will not recur. Additionally, the non-GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to their most directly comparable GAAP financial measures included herein, and not to rely on any single financial measure to evaluate Merit’s business or results of operations.

12 Notes to Non-GAAP Financial Measures (cont.) Constant Currency Revenue Merit’s constant currency revenue is prepared by converting the current-period reported revenue of subsidiaries whose functional currency is a currency other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period, and adjusting for the effects of hedging transactions on reported revenue, which are recorded in the U.S. The constant currency revenue adjustments of ($0.2) million and $7.3 million to reported revenue for the three and nine-month periods ended September 30, 2023, respectively, were calculated using the applicable average foreign exchange rates for the three and nine-month periods ended September 30, 2022. Constant Currency Revenue, Organic Merit’s constant currency revenue, organic, is defined, with respect to prior fiscal year periods, as GAAP revenue. With respect to current fiscal year periods, constant currency revenue, organic, is defined as constant currency revenue (as defined above), less revenue from certain acquisitions. For the three and nine-month periods ended September 30, 2023, Merit’s constant currency revenue, organic, excludes revenues attributable to certain assets acquired from AngioDynamics in June 2023. Non-GAAP Gross Profit and Margin Non-GAAP gross profit is calculated by reducing GAAP cost of sales by amounts recorded for amortization of intangible assets and inventory mark-up related to acquisitions. Non-GAAP gross margin is calculated by dividing non-GAAP gross profit by reported net sales. Non-GAAP Operating Income and Margin Non-GAAP operating income is calculated by adjusting GAAP operating income for certain items which are deemed by Merit’s management to be outside of core operations and vary in amount and frequency among periods, such as expenses related to acquisitions or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, certain severance expenses, performance-based stock compensation expenses, corporate transformation expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings or changes in industry regulations, as well as other items referenced in the tables below. Non-GAAP operating margin is calculated by dividing non-GAAP operating income by reported net sales.

13 Notes to Non-GAAP Financial Measures (cont.) Non-GAAP Net Income Non-GAAP net income is calculated by adjusting GAAP net income for the items set forth in the definition of non-GAAP operating income above, as well as for expenses related to debt issuance costs, gains or losses on disposal of certain assets, changes in tax regulations, as well as other items set forth in the tables below. Non-GAAP EPS Non-GAAP EPS is defined as non-GAAP net income divided by the diluted shares outstanding for the corresponding period. Free Cash Flow Free cash flow is defined as cash flow from operations calculated in accordance with GAAP, less capital expenditures for property and equipment calculated in accordance with GAAP, as set forth in the consolidated statement of cash flows. Other Non-GAAP Financial Measure Reconciliation The following tables set forth supplemental financial data and corresponding reconciliations of non-GAAP financial measures to Merit’s corresponding financial measures prepared in accordance with GAAP, in each case, for the three and nine-month periods ended September 30, 2023 and 2022. The non-GAAP income adjustments referenced in the following tables do not reflect non-performance-based stock compensation expense of $3.4 million and $3.2 million for the three-month periods ended September 30, 2023 and 2022, respectively, and $9.2 million and $9.3 million for the nine-month periods ended September 30, 2023 and 2022, respectively.

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(Unaudited; in thousands except per share amounts)

	Three Months Ended September 30, 2023				Three Months Ended September 30, 2022			
	Pre-Tax	Tax Impact	After-Tax	Per Share Impact	Pre-Tax	Tax Impact	After-Tax	Per Share Impact
GAAP net income	$ 30,222	$ (4,388)	$ 25,834	$ 0.44	$ 17,602	$ (2,330)	$ 15,272	$ 0.27
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	13,120	(3,154)	9,966	0.17	10,487	(2,571)	7,916	0.14
Inventory mark-up related to acquisitions	1,741	(418)	1,323	0.02	—	—	—	—
Operating Expenses								
Contingent consideration expense	562	(123)	439	0.01	915	—	915	0.02
Amortization of intangibles	2,329	(560)	1,769	0.03	1,554	(384)	1,170	0.02
Performance-based share-based compensation (a)	2,403	(344)	2,059	0.04	1,353	(70)	1,283	0.02
Corporate transformation and restructuring (b)	2,790	(670)	2,120	0.04	8,535	(1,796)	6,739	0.12
Acquisition-related	107	(26)	81	0.00	667	(163)	504	0.01
Medical Device Regulation expenses (c)	2,444	(587)	1,857	0.03	3,873	(948)	2,925	0.05
Other (d)	(2,946)	707	(2,239)	(0.04)	116	(28)	88	0.00
Other (Income) Expense								
Amortization of long-term debt issuance costs	425	(102)	323	0.01	151	(37)	114	0.00
Loss on disposal of business unit	—	—	—	—	135	(32)	103	0.00
Non-GAAP net income	$ 53,197	$ (9,665)	$ 43,532	$ 0.75	$ 45,388	$ (8,359)	$ 37,029	$ 0.64
Diluted shares				58,375				57,586

Note: Certain per share impacts may not sum to totals due to rounding.

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Reconciliation of GAAP Net Income to Non-GAAP Net Income

(Unaudited; in thousands except per share amounts)

	Nine Months Ended September 30, 2023				Nine Months Ended September 30, 2022			
	Pre-Tax	Tax Impact	After-Tax	Per Share Impact	Pre-Tax	Tax Impact	After-Tax	Per Share Impact
GAAP net income	$ 80,622	$ (13,840)	$ 66,782	$ 1.14	$ 52,474	$ (11,359)	$ 41,115	$ 0.71
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	35,184	(8,460)	26,724	0.46	31,539	(7,733)	23,806	0.41
Inventory mark-up related to acquisitions	2,001	(480)	1,521	0.03	—	—	—	—
Operating Expenses								
Contingent consideration expense	2,177	(121)	2,056	0.04	4,702	(17)	4,685	0.08
Impairment charges	270	—	270	0.00	1,672	(318)	1,354	0.02
Amortization of intangibles	5,959	(1,436)	4,523	0.08	4,749	(1,176)	3,573	0.06
Performance-based share-based compensation (a)	6,067	(771)	5,296	0.09	4,354	(413)	3,941	0.07
Corporate transformation and restructuring (b)	14,203	(3,409)	10,794	0.19	20,432	(4,702)	15,730	0.27
Acquisition-related	5,218	(1,253)	3,965	0.07	1,901	(465)	1,436	0.02
Medical Device Regulation expenses (c)	9,112	(2,187)	6,925	0.12	8,451	(2,069)	6,382	0.11
Other (d)	(1,309)	314	(995)	(0.02)	7,845	(1,863)	5,982	0.10
Other (Income) Expense								
Amortization of long-term debt issuance costs	1,054	(253)	801	0.01	453	(111)	342	0.01
Loss on disposal of business unit	—	—	—	—	1,390	(32)	1,358	0.02
Non-GAAP net income	$ 160,558	$ (31,896)	$ 128,662	$ 2.21	$ 139,962	$ (30,258)	$ 109,704	$ 1.91
Diluted shares				58,345				57,573

Note: Certain per share impacts may not sum to totals due to rounding.

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Reconciliation of GAAP Operating Income to Non-GAAP Operating Income

(Unaudited; in thousands except percentages)

	Three Months Ended September 30, 2023		Three Months Ended September 30, 2022		Nine Months Ended September 30, 2023		Nine Months Ended September 30, 2022	
	Amounts	% Sales	Amounts	% Sales	Amounts	% Sales	Amounts	% Sales
Net Sales as Reported	$ 315,230		$ 287,175		$ 932,851		$ 857,566	
GAAP Operating Income	35,137	11.1 %	18,657	6.5 %	90,332	9.7 %	57,146	6.7 %
Cost of Sales								
Amortization of intangibles	13,120	4.2 %	10,487	3.7 %	35,184	3.8 %	31,539	3.7 %
Inventory mark-up related to acquisitions	1,741	0.6 %	—	—	2,001	0.2 %	—	—
Operating Expenses								
Contingent consideration expense	562	0.2 %	915	0.3 %	2,177	0.2 %	4,702	0.5 %
Impairment charges	—	—	—	—	270	0.0 %	1,672	0.2 %
Amortization of intangibles	2,329	0.7 %	1,554	0.5 %	5,959	0.6 %	4,749	0.6 %
Performance-based share-based compensation (a)	2,403	0.8 %	1,353	0.5 %	6,067	0.7 %	4,354	0.5 %
Corporate transformation and restructuring (b)	2,790	0.9 %	8,535	3.0 %	14,203	1.5 %	20,432	2.4 %
Acquisition-related	107	0.0 %	667	0.2 %	5,218	0.6 %	1,901	0.2 %
Medical Device Regulation expenses (c)	2,444	0.8 %	3,873	1.3 %	9,112	1.0 %	8,451	1.0 %
Other (d)	(2,946)	(0.9) %	116	0.0 %	(1,309)	(0.1) %	7,845	0.9 %
Non-GAAP Operating Income	$ 57,687	18.3 %	$ 46,157	16.1 %	$ 169,214	18.1 %	$ 142,791	16.7 %

Note: Certain percentages may not sum to totals due to rounding.

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17 Footnotes to Reconciliations of GAAP Net Income to Non-GAAP Net Income and GAAP Operating Income to Non-GAAP Operating Income a) Represents performance-based share-based compensation expense, including stock-settled and cash-settled awards. b) Includes consulting expenses related to the Foundations for Growth Program, $4.3 million for write-offs of other long-term assets associated with restructuring activities in the nine-month period ended September 30, 2023, and other transformation costs, including severance related to corporate initiatives. c) Represents incremental expenses incurred to comply with the E.U. Medical Device Regulation (“MDR”). d) The three-month period ended September 30, 2023 includes an insurance reimbursement of approximately $(3.0) million for costs incurred in responding to an inquiry by the U.S. Department of Justice (the “DOJ”) which was settled in 2020. The nine-month period ended September 30, 2023 also includes acquired in-process research and development charges of $1.6 million. The three-month period ended September 30, 2022 includes costs to comply with Merit’s corporate integrity agreement with the DOJ. The nine-month period ended September 30, 2022 also includes acquired in-process research and development charges of $6.7 million and legal costs associated with a shareholder derivative proceeding.

18 Reconciliation of Reported Revenue to Constant Currency Revenue (Non-GAAP), and Constant Currency Revenue, Organic (Non-GAAP) (Unaudited; in thousands except percentages) (a) A non-GAAP financial measure. For a definition of this and other non-GAAP financial measures, see the section of this presentation entitled “Notes to Non-GAAP Financial Measures.” % Change % Change Reported Revenue 9.8% $ 315,230 $ 287,175 8.8% $ 932,851 $ 857,566 Add: Impact of foreign exchange (181) — 7,251 — Constant Currency Revenue (a) 9.7% $ 315,049 $ 287,175 9.6% $ 940,102 $ 857,566 Less: Revenue from certain acquisitions — (7,344) (8,286) — Constant Currency Revenue, Organic (a) 7.1% $ 307,705 $ 287,175 8.7% $ 931,816 $ 857,566 Three Months Ended Nine Months Ended September 30, September 30, 2023 2022 2023 2022

19 Reconciliation of GAAP Gross Margin to Non-GAAP Gross Margin (Unaudited; as a percentage of reported revenue) Note: Certain percentages may not sum to totals due to rounding. 2023 2022 2023 2022 Reported Gross Margin 45.1% 44.8% 46.5% 44.8 % Add back impact of: Amortization of intangibles 4.2% 3.7% 3.8% 3.7 % Inventory mark-up related to acquisitions 0.6% — % 0.2% — % Non-GAAP Gross Margin 49.8% 48.4% 50.4% 48.5 % Three Months Ended Nine Months Ended September 30, September 30,